Exhibit 99.1

Hilltop Holdings and SWS Group Announce Expected

Closing Date for Pending Merger

DALLAS, December 16, 2014 – SWS Group, Inc. (NYSE: SWS) (“SWS”) and Hilltop Holdings Inc. (NYSE: HTH) (“Hilltop”) today jointly announced the receipt of all regulatory approvals required to proceed with the merger of SWS with and into a subsidiary of Hilltop. The companies expect that the transaction will be completed on or about December 31, 2014.

As previously announced, on November 21, 2014, a majority of the outstanding shares of SWS common stock voted to approve the adoption of the merger agreement with Hilltop. Upon completion of the transaction, SWS stockholders will receive per share consideration of 0.2496 shares of Hilltop common stock and $1.94 of cash.

About Hilltop Holdings

Hilltop Holdings is a Dallas-based financial holding company. Through its wholly owned subsidiary, PlainsCapital Corporation, a regional commercial banking franchise, it has three operating subsidiaries: PlainsCapital Bank, PrimeLending, and First Southwest. Through Hilltop Holdings’ other wholly owned subsidiary, National Lloyds Corporation, it provides property and casualty insurance through two insurance companies, National Lloyds Insurance Company and American Summit Insurance Company. At September 30, 2014, Hilltop employed approximately 4,400 people and operated approximately 400 locations in 45 states. Hilltop Holdings’ common stock is listed on the New York Stock Exchange under the symbol “HTH.” Find more information at Hilltop-Holdings.com and PlainsCapital.com.

About SWS Group

SWS Group, Inc. is a Dallas-based holding company offering a broad range of investment and financial services through its subsidiaries. The Company’s common stock is listed and traded on the New York Stock Exchange under the symbol SWS. SWS Group, Inc. subsidiaries include Southwest Securities, Inc., SWS Financial Services, Inc., and Southwest Securities, FSB.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Hilltop’s and SWS’s actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and, except as required by law, neither Hilltop nor SWS assumes any duty to update forward looking statements. Such forward-looking statements include, but are not limited to, statements about the business combination transaction involving Hilltop and SWS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transaction will not be consummated or that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes. in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Hilltop and SWS operate; (ii) the ability to promptly and effectively integrate the businesses of Hilltop and SWS; (iii) the reaction of the companies’ customers, employees and counterparties to the transaction; and (iv) diversion of management time on merger-related issues. For more information, see the risk factors described in the registration statement on Form S-4 filed by Hilltop and each of Hilltop’s and SWS’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

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Investor Relations Contacts:

Isabell Novakov, PlainsCapital Corporation

214-252-4029

inovakov@plainscapital.com

J. Michael Edge, SWS Group, Inc.

214-859-9343

medge@swst.com

Media Contacts:

Carol Towne, PlainsCapital Corporation

214-252-4142

ctowne@plainscapital.com

Ben Brooks, SWS Group, Inc.

214-859-6351

bdbrooks@swst.com